February 26, 1999



                       DREYFUS TECHNOLOGY GROWTH FUND

                              Supplement to the
                       Prospectus dated March 1, 1999



Multiple Class Structure

      At a meeting of the Board of Directors held on February 25, 1999, the Board approved a multiple class distribution structure for the Fund, to become effective on or about April 1, 1999 (the "Effective Date"). Outstanding shares of the Fund prior to the Effective Date will be redesignated as "Class A shares" and will be subject to a maximum front-end sales load of 5.75%. HOLDERS OF FUND SHARES ON THE DAY PRIOR TO THE EFFECTIVE DATE WILL CONTINUE TO BE ELIGIBLE TO PURCHASE CLASS A SHARES OF THE FUND WITHOUT A FRONT-END SALES LOAD.

      At the meeting, the Board also approved changing the Fund's name to "Dreyfus Premier Technology Growth Fund" effective as of the Effective Date.